TAXES BASED ON INCOME	12 Months Ended
Dec. 30, 2017
TAXES BASED ON INCOME
TAXES BASED ON INCOME

NOTE 14. TAXES BASED ON INCOME

        Taxes based on income were as follows:

(In millions)	2017	2016	2015

Current:
U.S. federal tax	$47.0	$10.1	$26.4
State taxes	.2	.6	(.1)
International taxes	111.0	77.3	92.7

	158.2	88.0	119.0

Deferred:
U.S. federal tax	134.8	64.4	6.3
State taxes	(3.7)	(3.0)	.5
International taxes	18.4	7.0	8.7

	149.5	68.4	15.5

Provision for income taxes	$307.7	$156.4	$134.5

        The principal items accounting for the difference between taxes computed at the U.S. statutory rate and taxes recorded were as follows:

(In millions)	2017	2016	2015

Computed tax at 35% of income before taxes	$206.7	$167.0	$143.1
Increase (decrease) in taxes resulting from:
State taxes, net of federal tax benefit	(3.2)	2.2	1.3
Tax Cuts and Jobs Act (1)	172.0	–	–
Foreign earnings taxed at different rates (2)	(40.2)	27.0	(7.5)
Excess tax benefits associated with stock-based payments (3)	(16.0)	–	–
Valuation allowance	(1.4)	(11.9)	.9
Corporate-owned life insurance	(6.7)	(4.3)	(1.9)
U.S. federal research and development tax credits	(4.9)	(2.9)	(2.6)
Tax contingencies and audit settlements	(1.9)	(20.7)	5.1
Other items, net	3.3	–	(3.9)

Provision for income taxes	$307.7	$156.4	$134.5

(1)

During 2017, we recognized a net tax charge of $172 million as a result of the TCJA. This amount includes the direct impacts of the TCJA, including items that would otherwise be separately disclosed as tax effects of foreign earnings taxed at different rates, tax contingencies and audit settlements, and other items.

(2)	Included foreign earnings taxed in the U.S., net of credits, in all years.
(3)	During 2017, we recognized a tax benefit of $16 million as a result of our adoption of the accounting guidance update related to stock-based payments.

        Income from continuing operations before taxes from our U.S. and international operations was as follows:

(In millions)	2017	2016	2015

U.S.	$49.0	$17.9	$33.9
International	540.5	459.2	375.0

Income from continuing operations before taxes	$589.5	$477.1	$408.9

        The effective tax rate for continuing operations was 52.2%, 32.8%, and 32.9% for fiscal years 2017, 2016, and 2015, respectively.

        The 2017 effective tax rate for continuing operations included a net tax charge of $172 million related to the enactment of the TCJA, $5.1 million of tax benefit from the release of valuation allowance on certain state deferred tax assets, $4.2 million of tax benefit, including previously accrued interest and penalties, from effective settlements and changes in our judgment about tax filing positions as a result of new information, and $4.4 million of tax benefit from decreases in certain tax reserves, including interest and penalties, as a result of closing tax years.

        The 2017 effective tax rate also included a net benefit of $16 million related to our adoption of the accounting guidance update related to stock-based payments described in Note 1, "Summary of Significant Accounting Policies." This accounting guidance update required that the effect of excess tax benefits associated with stock-based payments to be recognized in the income statement instead of in capital in excess of par value as was the case prior to our adoption of this update. Excess tax benefits are the effects of tax deductions in excess of compensation expense recognized for financial accounting purposes. These benefits related to stock-based awards generally are generated as a result of stock price appreciation during the vesting period or between the time of grant and the time of exercise. We expect future excess tax benefits to vary depending on our stock-based payments in future reporting periods. These excess tax benefits may cause variability in our future effective tax rate as they can fluctuate based on vesting and exercise activity, as well as our future stock price.

        In 2017, as a result of intra-entity sales and transfers of assets other than inventory related to the recent integration of an acquisition, we recognized a total of approximately $14 million of tax-related deferred charges in "Other current assets" and "Other assets." However, we expect the tax-related deferred charges to be derecognized as an adjustment to retained earnings upon our adoption of the accounting guidance update described in Note 1, "Summary of Significant Accounting Policies."

        The 2016 effective tax rate for continuing operations included $7.6 million of tax expense associated with the cost to repatriate current earnings of certain foreign subsidiaries and $46.3 million of tax expense related to U.S. income and foreign withholding taxes resulting from changes in indefinite reinvestment assertions on certain foreign earnings and profits; benefits from changes in certain tax reserves, including interest and penalties, of $16.8 million resulting from settlements of certain foreign audits and $5.4 million resulting from expirations of statutes of limitations; benefits of $6.7 million from the release of valuation allowances against certain deferred tax assets in a foreign jurisdiction associated with a structural simplification approved by the tax authority and $3.6 million from the release of valuation allowances on certain state deferred tax assets; and $8.4 million of tax expense from deferred tax adjustments resulting from tax rate changes in certain foreign jurisdictions.

        We assess the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use existing deferred tax assets. On the basis of our assessment, we record valuation allowances only with respect to the portion of the deferred tax asset that is more likely than not to be realized. Our assessment of the future realizability of our deferred tax assets relies heavily on our forecasted earnings in certain jurisdictions, and such forecasted earnings are determined by the manner in which we operate our business. Any changes to our operations may affect our assessment of deferred tax assets considered realizable if the positive evidence no longer outweighs the negative evidence.

        In connection with our initiatives to simplify our corporate legal entity and intercompany financing structures, we evaluated the facts and circumstances surrounding the indefinite reinvestment assertions on certain foreign earnings and profits that would be affected as a result of our actions to improve structural and operational efficiency. Our evaluation considered working capital, long-term liquidity, capitalization improvement, acquisition plans, and alignment of our existing structure with long-term strategic plans. As a result of this evaluation, we determined that the excess of the amount for financial reporting over the tax basis of investments in certain foreign subsidiaries is subject to reversal in the foreseeable future and we recorded a tax provision for the effects of changes in indefinite reinvestment assertions in 2016.

        The 2015 effective tax rate for continuing operations included tax expense of $20 million associated with the tax cost to repatriate current earnings of certain foreign subsidiaries; benefits from changes in certain tax reserves, including interest and penalties, of $5.8 million resulting from settlements of audits and $8.2 million resulting from expirations of statutes of limitations; and a tax benefit of $2.6 million from the extension of the federal research and development credit, as a result of the enactment of the Protecting Americans from Tax Hikes Act of 2015 ("PATH Act"), which included a provision making permanent the federal research and development tax credit for the tax years 2015 and beyond. The PATH Act also retroactively extended the controlled foreign corporation ("CFC") look-through rule that had expired on December 31, 2014.

U.S. Tax Reform

        On December 22, 2017, the TCJA was enacted in the U.S. The TCJA significantly revises U.S. corporate income taxation by, among other changes, lowering corporate income tax rates to 21%, implementing a modified territorial tax regime and imposing a one-time transition tax through a deemed repatriation of accumulated untaxed earnings and profits of foreign subsidiaries.

        Based on currently available information, we included a provisional amount of $172 million as the estimated impact resulting from the TCJA in our results for the fourth quarter and full year 2017. This provisional amount includes expenses of $147 million related to the estimated transition tax, $49.2 million resulting from the estimated remeasurement of net U.S. deferred tax assets at the lower corporate income tax rate, a $9.3 million reserve related to potential uncertainties of our accumulated tax attributes that were used in our estimated transition tax calculation, $5.3 million from the estimated reduction of previously recognized U.S. deferred tax assets that we no longer anticipate to benefit from due to changes in the future deductibility of executive compensation, partially offset by a net benefit of $38.8 million, primarily from the reversal of the deferred tax liability that we previously recorded for future tax costs associated with repatriations of certain foreign earnings and profits that we consider not to be indefinitely reinvested.

        We have not finalized the accounting for income tax effects of the TCJA and we are relying on the guidance in SAB 118 to include our provisional amount of the accounting impact of the TCJA in our financial statements for the fourth quarter and full year 2017. Specifically, the provisional amount recorded includes the transition tax, the remeasurement of deferred taxes and uncertain tax positions as they related to the TCJA, changes to certain estimates and amounts related to earnings and profits of and taxes paid by certain foreign subsidiaries, changes in limitations governing the future deductibility of our previously recorded deferred tax assets on executive compensation, and an accrual for foreign withholding taxes associated with our previous indefinite reinvestment assertions. Furthermore, we are still in the process of analyzing the effects of new tax provisions related to certain types of foreign incomes, such as Global Intangible Low-taxed Income ("GILTI"), Base Erosion Antiabuse Tax ("BEAT"), and Foreign Derived Intangible Income ("FDII"), as well as other domestic provisions that are effective starting in 2018. Additionally, we are reevaluating our previous indefinite reinvestment assertions and, should we decide to change such assertions, we will adjust our income tax provision in the period in which such determination is made. We have not made a determination on our accounting policy choice of whether to treat taxes on our GILTI as period costs or to recognize deferred taxes for basis differences expected to reverse as GILTI. The final impact of the TCJA may materially differ from our provisional amount, due to, among other things, further refinement of our data, calculations and analysis, changes in interpretations and assumptions, regulatory and administrative guidance, and actions we may take as a result of the TCJA.

        The TCJA implements a modified territorial tax regime that provides a full exemption for foreign dividends received by a U.S. corporation from a foreign corporation in which the U.S. corporation owns at least a 10% stake. In connection with the full dividend exemption, the TCJA also eliminates future foreign tax credits for foreign income taxes or withholding taxes paid or accrued with respect to any dividend to which the new exemption applies. Absent the availability of foreign tax credits to offset against potential foreign withholding taxes related to future repatriation of certain foreign earnings and profits that we consider not to be indefinitely reinvested, we reflected a net incremental impact of $11.5 million as an increase to our deferred tax liability. This tax expense was included in our provisional amount of $172 million referenced above. For the remaining undistributed earnings of our foreign subsidiaries, we continue to consider such earnings to be indefinitely reinvested according to our current operating plans and no deferred tax liability has been recorded for potential future taxes related to such earnings. The imposition of the transition tax by the TCJA significantly reduced the largest component of potential future tax liabilities associated with future repatriation of our foreign earnings and profits. As a result, we continue to evaluate our previous indefinite reinvestment assertions and, should we decide to change such assertions, we will adjust our income tax provision in the period in which such determination is made.

        SAB 118 provides for a measurement period up to one year from the enactment of the TCJA within which we may complete our final assessment of the legislation's impact. We will reflect and disclose in subsequent reporting periods any material adjustments to our provisional amount.

        As a result of the transition tax imposed by the TCJA, we expect to fully utilize all of our U.S. federal tax credit carryforwards of $101.2 million, causing a reduction in our non-current deferred tax assets at the end of 2017. The estimated cash tax impact of the transition tax is $27.8 million, net of tax credit carryforwards and expected tax credits estimated to be generated in 2017. We will elect to pay the transition cash tax over an eight-year period, interest free, with the first installment due in 2018. Accordingly, we classified the first installment of $2.2 million in our current income taxes payable and the remaining $25.6 million in our non-current income taxes payable. We did not discount the cash tax related to the transition tax pursuant to the exposure draft issued by the FASB in January 2018. We neither expect our future cash tax rate to be materially impacted by the transition tax nor our future cash tax rate to benefit significantly from the reduction in the U.S. corporate income tax rate.

Undistributed Foreign Earnings and Profits

        As of December 30, 2017, we have accumulated undistributed earnings and profits of foreign subsidiaries of approximately $2.9 billion, $2.5 billion of which was subject to the transition tax associated with the TCJA and $.4 billion of which was otherwise previously taxed. Deferred income taxes for approximately $2.3 billion of these accumulated undistributed earnings and profits of foreign subsidiaries have not been provided as of December 30, 2017 since they are intended to be indefinitely reinvested in foreign operations. Notwithstanding the fact that the TCJA reduced the significance of the U.S. federal income tax consequences of future repatriation, we continue to face uncertainties that significantly limit our ability to determine the amount of potential unrecognized deferred tax liabilities related to our indefinite reinvestment in our foreign subsidiaries. These uncertainties include, but are not limited to, the timing, amount, and sequence of repatriation transactions; future foreign currency fluctuations; local country tax laws or applicable treaty exemptions; entity classification and ownership status; and the corporate actions we ultimately take to reverse our investment basis differences at the time of assumed repatriation. As a result, we believe it continues to be not practicable to calculate the deferred taxes associated with these indefinitely reinvested earnings and profits. In making this assertion, we evaluated, among other factors, the profitability of our U.S. and foreign operations and the need for cash within and outside the U.S., including cash requirements for capital improvements, acquisitions, market expansion, dividends, and share repurchases.

Deferred Income Taxes

        Deferred income taxes reflect the temporary differences between the amounts at which assets and liabilities are recorded for financial reporting purposes and the amounts utilized for tax purposes. The primary components of the temporary differences that gave rise to our deferred tax assets and liabilities were as follows:

(In millions)	2017	2016

Accrued expenses not currently deductible	$19.9	$42.1
Net operating losses	185.9	195.9
Tax credit carryforwards	14.0	111.3
Stock-based compensation	18.0	28.4
Pension and other postretirement benefits	140.9	207.7
Inventory reserves	6.5	7.1
Unrealized foreign currency losses (1)	14.9	–
Other assets	6.3	.9
Valuation allowance	(63.4)	(60.4)

Total deferred tax assets (2)	343.0	533.0

Depreciation and amortization	(95.3)	(86.1)
Repatriation accrual (3)	(27.7)	(62.1)
Foreign operating loss recapture	(54.9)	(79.8)
Other liabilities	(8.8)	(2.3)

Total deferred tax liabilities (2)	(186.7)	(230.3)

Total net deferred tax assets	$156.3	$302.7

(1)	Primarily reflect the unrealized foreign currency losses in 2017 related to our net investment hedge described in Note 5, "Financial Instruments."
(2)	Reflect gross amounts before jurisdictional netting of deferred tax assets and liabilities.
(3)

The repatriation accruals as of December 30, 2017 and December 31, 2016 primarily include net deferred tax liabilities of $27.7 million and $62.4 million, respectively, associated with the future tax cost to repatriate earnings of our foreign subsidiaries that are not indefinitely reinvested.

        A valuation allowance is recorded to reduce deferred tax assets to the amount that is more likely than not to be realized. The valuation allowance at December 30, 2017 and December 31, 2016 was $63.4 million and $60.4 million, respectively.

        Net operating loss carryforwards of foreign subsidiaries at December 30, 2017 and December 31, 2016 were $633.7 million and $689.9 million, respectively. Tax credit carryforwards of both domestic and foreign subsidiaries at December 30, 2017 and December 31, 2016 totaled $14 million and $111.3 million, respectively. If unused, foreign net operating losses and tax credit carryforwards will expire as follows:

(In millions) Year of Expiry	Net Operating Losses (1)	Tax Credits

2018	$14.3	$.1
2019	4.8	.1
2020	5.5	.2
2021	3.5	.4
2022	9.8	.5
2023	5.0	.5
2024	.4	.3
2025	2.3	.3
2026	.9	1.6
2027	.8	.3
2028	–	.1
2029	–	.1
2030	–	.2
2031	–	.3
2032	–	.4
2033	–	–
2034	.7	–
2035	–	–
2036	–	–
2037	–	–
Indefinite life/no expiry	585.7	8.6

Total	$633.7	$14.0

(1)	Net operating losses are presented before tax effect and valuation allowance.

        Based on current projections, certain indefinite-lived foreign net operating losses may take up to 50 years to be fully utilized.

        At December 30, 2017, we had net operating loss carryforwards in certain state jurisdictions of $523 million before tax effect. Based on our current ability to generate state taxable income, it is more likely than not that the majority of these carryforwards will not be realized before they expire. Accordingly, a valuation allowance has been recorded on $521.1 million of the carryforwards.

        As of December 30, 2017, our provision for income taxes does not reflect any material benefits from applicable tax holidays in foreign jurisdictions.

Unrecognized Tax Benefits

        As of December 30, 2017, our unrecognized tax benefits totaled $108.7 million, $83.9 million of which, if recognized, would reduce our annual effective income tax rate. As of December 31, 2016, our unrecognized tax benefits totaled $89.5 million, $71.5 million of which, if recognized, would reduce our annual effective income tax rate.

        Where applicable, we record potential accrued interest and penalties related to unrecognized tax benefits from our global operations in income tax expense. As a result, we recognized tax expense of $1.5 million, tax expense of $3.1 million, and tax benefit of $1.3 million in the Consolidated Statements of Income in 2017, 2016, and 2015, respectively. We have accrued $25.8 million and $22.3 million for interest and penalties, net of tax benefit, in the Consolidated Balance Sheets at December 30, 2017 and December 31, 2016, respectively.

        A reconciliation of the beginning and ending amounts of unrecognized tax benefits is set forth below:

(In millions)	2017	2016

Balance at beginning of year	$89.5	$107.3
Additions for tax positions of the current year	14.1	6.9
Additions (reductions) for tax positions of prior years	3.0	(15.7)
Settlements with tax authorities	(1.6)	(2.1)
Expirations of statutes of limitations	(2.7)	(4.2)
Changes due to translation of foreign currencies	6.4	(2.7)

Balance at end of year	$108.7	$89.5

        The amount of income taxes we pay is subject to ongoing audits by taxing jurisdictions around the world. Our estimate of the potential outcome of any uncertain tax issue is subject to our assessment of the relevant risks, facts, and circumstances existing at the time. We believe that we have adequately provided for reasonably foreseeable outcomes related to these matters. However, our future results may include favorable or unfavorable adjustments to our estimated tax liabilities in the period the assessments are made or resolved, which may impact our effective tax rate. As of the date the 2017 Consolidated Financial Statements are being issued, we and our U.S. subsidiaries have completed the Internal Revenue Service's Compliance Assurance Process Program through 2016. We also expect a German tax audit for tax years 2006-2010 to be completed in 2018. We are subject to routine tax examinations in other jurisdictions. With some exceptions, we and our subsidiaries are no longer subject to income tax examinations by tax authorities for years prior to 2006.

        It is reasonably possible that, during the next 12 months, we may realize a decrease in our uncertain tax positions, including interest and penalties, of approximately $22 million, primarily as a result of audit settlements and closing tax years.